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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                   FORM 8-K/A



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                          April 9, 2001 (April 4, 2001)



                             Suiza Foods Corporation
                             -----------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     Delaware                      1-12755                    75-2559681
     --------                      -------                    ----------

  (STATE OR OTHER             (COMMISSION FILE              (IRS EMPLOYER
  JURISDICTION OF                  NUMBER)                IDENTIFICATION NO.)
  INCORPORATION)



                     2515 McKinney Avenue, LB 30, Suite 1200
                               Dallas, Texas 75201
                               -------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               Registrant's telephone number, including area code:
                                 (214) 303-3400


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Explanatory Note: This Current Report on Form 8-K/A amends the Registrant's
Current Report on Form 8-K dated April 5, 2001. The Registrant previously reported its entry into a merger agreement with Dean Foods Company under Item 2 of this form. This Current Report on Form 8-K/A amends the April 5, 2001 Form 8-K in order to report the entry into the merger agreement under Item 5 of this form.

ITEM 5. OTHER EVENTS.

MERGER AGREEMENT WITH DEAN FOODS COMPANY

         On April 5, 2001, Suiza Foods Corporation and Dean Foods Company jointly announced that they had entered into a definitive merger agreement. The merger agreement provides for the merger of Dean Foods with and into a subsidiary of Suiza. As a result of the merger, each share of Dean Foods common stock (NYSE: DF) will convert into 0.429 shares of our common stock (NYSE: SZA) and $21.00 in cash. We expect to close the merger in the third quarter of 2001. The merger agreement contains customary closing conditions, including approval from the stockholders of both companies and termination of the waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976.

         In connection with the merger, we also agreed to repurchase the 33.8% stake in Suiza Dairy Group owned by Dairy Farmers of America, Inc. for cash consideration of approximately $165 million, the operations of six plants located in five states where we and Dean Foods have overlapping operations and other consideration specified in the securities purchase agreement executed by the parities. The plants are the Barber Dairies plant in Birmingham, Alabama; the Velda Farms plant in Miami, Florida; the H. Meyer Dairy Company plant in Cincinnati, Ohio; the Coburg Dairy, Inc. plant in N. Charleston, South Carolina; and the Cream O Weber Dairy, Inc. plant in Salt Lake City, Utah. The repurchase of DFA's interest in Suiza Dairy Group is conditioned on the closing of the merger with Dean Foods.

         We include as exhibits to this Form 8-K copies of the merger agreement with Dean Foods, the securities purchase agreement with DFA and an April 5, 2001 press release we and Dean Foods jointly released, and we incorporate those documents by reference into this Form 8-K.

CAUTIONARY LEGENDS

         Some of the statements in this document are "forward-looking" and are made pursuant to the safe harbor provision of the Securities Litigation Reform Act of 1995. These "forward-looking" statements include statements relating to (1) the impact the companies expect the proposed transaction to have on earnings per share, (2) the companies' expectations about their ability to successfully integrate the combined businesses, (3) the amount of cost savings and overall operational efficiencies the companies expect to realize as a result of the proposed transaction, (4) when the companies expect to close the proposed transaction, (5) the level of divestitures necessary to obtain regulatory approval, (6) the companies' projected combined sales, EBITDA and margins, (7) the ability of the


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         companies to implement and continue branding initiatives and product innovations in a cost effective manner, (8) the ability of the companies to obtain financing for the transaction upon the terms contemplated, and (9) the ability to meet their stated financial goals. These statements involve risks and uncertainties which may cause results to differ materially from those set forth in these statements. The ability to achieve the earnings per share projected and to realize projected cost savings and operational efficiencies is dependent upon their ability in the time periods projected, to (i) consolidate or reduce certain administrative or centralized functions, (ii) obtain certain goods and services more cost effectively, (iii) shift production and distribution between operating locations without disruption in their operations or in their relations with their customers, and (iv) close the proposed transactions on the terms contemplated. The ability to close the proposed transaction in the third quarter is subject to receipt of shareholder approval and regulatory approval. The level of divestitures necessary to obtain regulatory approval of the transaction is subject to the extent of competition in the various markets in which the combining companies operate, as determined by the Department of Justice, other regulatory authorities and potentially, state and federal courts. The ability of the companies to achieve projected combined sales, EBITDA and margins is dependent upon the ability of the combining companies to maintain their existing customer and other business relationships or to replace such customers or business relationships with other comparable relationships and upon economic, governmental and competitive conditions generally. The ability of the companies to obtain financing and the terms of such financing is subject to the financial condition and operating performance of each of the combining companies prior to closing and to economic and financial market conditions generally. Other risks affecting the business of the companies are identified in their filings with the Securities and Exchange Commission, including the Suiza Foods Annual Report on Form 10-K for the year ended December 31, 2000 and the Dean Foods Annual Report on Form 10-K for the year ended May 28, 2000. All forward-looking statements in this press release speak only as of the date hereof. Suiza and Dean Foods expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in their expectations or any changes in the events, conditions or circumstances on which any such statement is based.

Other Legal Information

         Suiza and Dean Foods expect to file with the SEC a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction. Investors are urged to read the joint proxy statement/prospectus when its becomes available and any amendments or supplements to the joint proxy statement/prospectus as well as any other relevant documents filed with the SEC, because they will contain important information concerning the proposed transaction. Investors will be able to obtain the joint proxy statement/prospectus and other documents filed with the SEC free of charge at the SEC's website (http:
         //www.sec.gov). In addition, the joint proxy statement/prospectus and other documents filed by Suiza and Dean Foods with the SEC may be obtained free of charge by contacting Suiza Foods Corporation, 2515 McKinney Avenue, Suite 1200, Dallas, Texas 75201,


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         Attn: Investor Relations (tel 214-303-3400), or Dean Foods, 3600 North
         River Road, Franklin Park, Illinois 60131, Attn: Corporate Secretary (tel 847-678-1680).

         Suiza, Dean Foods and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Suiza and Dean Foods in connection with the transaction. The directors and executive officers of Suiza and their beneficial ownership of Suiza common stock are set forth in the proxy statement for the 2000 annual meeting of Suiza. The directors and executive officers of Dean Foods and their beneficial ownership of Dean Foods common stock are set forth in the proxy statement for the 2000 annual meeting of Dean Foods. You may obtain the proxy statements of Suiza and Dean Foods free of charge at the SEC's website (http://www.sec.gov). Stockholders of Suiza and Dean Foods may obtain additional information regarding the interest of such participants by reading the joint proxy statement/prospectus when it becomes available.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information

                  Not applicable.

         (c)      Exhibits

                  2.1 Agreement and Plan of Merger, dated as of April 4, 2001, among Suiza Foods Corporation, Dean Foods Company and Blackhawk Merger Sub (filed as Exhibit
                           2.1 to Suiza's Current Report on Form 8-K, dated as of April 5, 2001 and incorporated herein by reference).

                  2.2 Securities Purchase Agreement, dated as of April 4, 2001, among Suiza Foods Corporation, Suiza Dairy Group Holdings, Inc., Suiza Dairy Group, L.P., Suiza Southeast, LLC, Dairy Farmers of America, Inc. and Mid-Am Capital, L.L.C. (filed as Exhibit 2.2 to Suiza's Current Report on Form 8-K, dated as of April 5, 2001 and incorporated herein by reference)

                  99.1     Press Release dated as of April 5, 2001 (filed as
                           Exhibit 99.1 to Suiza's Current Report on Form 8-K, dated as of April 5, 2001 and incorporated herein by reference).


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Dated:  April 9, 2001                  SUIZA FOODS CORPORATION



                                            By: /s/ Lisa N. Tyson
                                                --------------------------------
                                                    Lisa N. Tyson
                                                    Vice President and Assistant
                                                    General Counsel